EXHIBIT 99.1

Brookline Bancorp Announces Fourth Quarter Results

Net Income of $22.9 million, EPS of $0.26

Quarterly Dividend of $0.135

BOSTON, Jan. 24, 2024 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $22.9 million, or $0.26 per basic and diluted share, for the fourth quarter of 2023, compared to $22.7 million, or $0.26 per basic and diluted share, for the third quarter of 2023, and $29.7 million, or $0.39 per basic and diluted share, for the fourth quarter of 2022.

For the year ended December 31, 2023, the Company reported net income of $75.0 million, or $0.85 per basic and diluted share, compared to $109.7 million, or $1.42 per basic and diluted share, for the year ended December 31, 2022. For the year ended December 31, 2023, the Company reported operating earnings of $92.9 million, or $1.05 per basic and diluted share, compared to $111.3 million, or $1.44 per basic and diluted share, for the year ended December 31, 2022.

Brookline Bancorp, Inc. CEO and Chairman Paul Perrault commented on 2023 performance, “Brookline Bancorp began the year by welcoming PCSB Bank customers and employees to our family of banks. I would like to thank our customers and the continued hard work and dedication of all our Company’s employees to our overall success in 2023. In 2023, our industry experienced challenging headwinds. As we enter 2024, we remain well positioned to take advantage of opportunities in the tremendous markets we serve.”

BALANCE SHEET

Total assets at December 31, 2023 increased $201.7 million to $11.4 billion from $11.2 billion at September 30, 2023, and increased $2.2 billion from $9.2 billion at December 31, 2022. At December 31, 2023, total loans and leases were $9.6 billion, representing an increase of $260.8 million from September 30, 2023, and an increase of $2.0 billion from December 31, 2022, primarily driven by the acquisition of PCSB Financial Corporation ("PCSB").

Total investment securities at December 31, 2023 increased $36.2 million to $916.6 million from $880.4 million at September 30, 2023, and increased $259.8 million from $656.8 million at December 31, 2022. Total cash and cash equivalents at December 31, 2023 decreased $28.0 million to $133.0 million from $161.0 million at September 30, 2023, and decreased $249.9 million from $383.0 million at December 31, 2022. As of December 31, 2023, total investment securities and total cash and cash equivalents represented 9.2 percent of total assets as compared to 9.3 percent and 11.3 percent as of September 30, 2023 and December 31, 2022, respectively.

Total deposits at December 31, 2023 decreased $17.9 million, $13.2 million of which was related to brokered deposits, to $8.5 billion from $8.6 billion at September 30, 2023 and increased $2.0 billion from $6.5 billion at December 31, 2022, primarily driven by the completion of the PCSB acquisition.

Total borrowed funds at December 31, 2023 increased $241.6 million to $1.4 billion from $1.1 billion at September 30, 2023, driven by the need to fund loan growth during the quarter, and decreased $56.0 million from $1.4 billion at December 31, 2022.

The ratio of stockholders’ equity to total assets was 10.53 percent at December 31, 2023, as compared to 10.36 percent at September 30, 2023, and 10.80 percent at December 31, 2022. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 8.39 percent at December 31, 2023, as compared to 8.16 percent at September 30, 2023, and 9.20 percent at December 31, 2022. Tangible book value per common share (non-GAAP) increased $0.48 from $10.02 at September 30, 2023 to $10.50 at December 31, 2023, compared to $10.80 at December 31, 2022.

NET INTEREST INCOME

Net interest income decreased $0.5 million to $83.6 million during the fourth quarter of 2023 from $84.1 million for the quarter ended September 30, 2023. The net interest margin decreased 3 basis points to 3.15 percent for the three months ended December 31, 2023 from 3.18 percent for the three months ended September 30, 2023, primarily driven by higher funding costs.

NON-INTEREST INCOME

Total non-interest income for the quarter ended December 31, 2023 increased $2.5 million to $8.0 million from $5.5 million for the quarter ended September 30, 2023. The increase was primarily driven by an increase of $2.0 million in other non-interest income, due to the mark to market on interest rate swaps, an increase of $0.4 million in loan level derivative income, net, and an increase of $0.2 million in gain on sales of loans and leases.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $3.8 million for the quarter ended December 31, 2023, compared to $3.0 million for the quarter ended September 30, 2023. The provision was driven by net charge-offs, an increase in specific reserves and strong loan growth, partially offset by a reduction in the unfunded reserve.

Total net charge-offs for the fourth quarter of 2023 were $7.1 million compared to $11.0 million in the third quarter of 2023, of which $4.5 million was previously reserved for. The $7.1 million in net charge-offs were driven by three individual charge-offs including a $3.3 million commercial loan, $1.0 million equipment financing loan, and a $0.9 million commercial real estate loan. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to 30 basis points for the fourth quarter of 2023 from 47 basis points for the third quarter of 2023.

The allowance for loan and lease losses represented 1.22 percent of total loans and leases at December 31, 2023, compared to 1.27 percent at September 30, 2023, and 1.29 percent at December 31, 2022. The decrease in ratio is driven by a change in loan mix consisting of a reduction in total construction commitments.

ASSET QUALITY

The ratio of total nonperforming loans and leases to total loans and leases was 0.45 percent at December 31, 2023 as compared to 0.55 percent at September 30, 2023. Total nonaccrual loans and leases decreased $7.6 million to $43.6 million at December 31, 2023 from $51.2 million at September 30, 2023. The ratio of nonperforming assets to total assets was 0.40 percent at December 31, 2023 as compared to 0.46 percent at September 30, 2023. Total nonperforming assets decreased $6.2 million to $45.3 million at December 31, 2023 from $51.5 million at September 30, 2023.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended December 31, 2023 increased $1.6 million to $59.2 million from $57.7 million for the quarter ended September 30, 2023. The increase was primarily driven by increases of $1.9 million in compensation and employee benefits and $0.5 million in equipment and data processing, partially offset by decreases of $0.9 million in professional services expense, $0.4 million in advertising and marketing expense, and $0.3 million in FDIC insurance expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 19.9 percent and 20.1 percent for the three and twelve months ended December 31, 2023 compared to 21.4 percent for the three months ended September 30, 2023 and 17.8 percent and 21.6 percent for the three and twelve months ended December 31, 2022.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets was 0.81 percent during the fourth quarter of 2023 and flat compared to the third quarter of 2023; and was 0.67 percent for the year ended December 31, 2023, compared to 1.27 percent for the year ended December 31, 2022.

The annualized return on average tangible stockholders' equity increased to 10.12 percent during the fourth quarter of 2023 compared to 10.09 percent for the third quarter of 2023; and was 8.36 percent for the year ended December 31, 2023 compared to 13.35 percent for the year ended December 31, 2022.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.135 per share for the quarter ended December 31, 2023. The dividend will be paid on February 23, 2024 to stockholders of record on February 9, 2024.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, January 25, 2024 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/124233277. To listen to the call without access to the slides, please dial 833-470-1428 (United States) or 404-975-4839 (internationally) and ask for the Brookline Bancorp, Inc. call (Access Code 714087). A recording of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 929-458-6194 (internationally) and entering the passcode: 419492.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $11.4 billion in assets and branch locations in eastern Massachusetts, Rhode Island and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge-off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward-looking statements. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson
Brookline Bancorp, Inc.
Co-President and Chief Financial and Strategy Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$83,555	$84,070	$86,037	$86,049	$80,030	$339,711	$299,771
Provision for credit losses on loans	3,851	2,947	5,726	25,344	5,671	37,868	8,525
Provision (credit) for credit losses on investments	(76)	84	133	198	54	339	102
Non-interest income	8,027	5,508	5,462	12,937	9,056	31,934	28,347
Non-interest expense	59,244	57,679	57,825	64,776	47,225	239,524	179,542
Income before provision for income taxes	28,563	28,868	27,815	8,668	36,136	93,914	139,949
Net income	22,888	22,701	21,850	7,560	29,695	74,999	109,744

Performance Ratios:
Net interest margin (1)	3.15%	3.18%	3.26%	3.36%	3.81%	3.24%	3.67%
Interest-rate spread (1)	2.39%	2.45%	2.51%	2.66%	3.35%	2.50%	3.40%
Return on average assets (annualized)	0.81%	0.81%	0.78%	0.27%	1.34%	0.67%	1.27%
Return on average tangible assets (annualized) (non-GAAP)	0.83%	0.83%	0.79%	0.28%	1.37%	0.69%	1.30%
Return on average stockholders' equity (annualized)	7.82%	7.78%	7.44%	2.61%	12.09%	6.42%	11.15%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	10.12%	10.09%	9.67%	3.43%	14.48%	8.36%	13.35%
Efficiency ratio (2)	64.69%	64.39%	63.20%	65.44%	53.01%	64.45%	54.72%

Per Common Share Data:
Net income — Basic	$0.26	$0.26	$0.25	$0.09	$0.39	$0.85	$1.42
Net income — Diluted	0.26	0.26	0.25	0.09	0.39	0.85	1.42
Cash dividends declared	0.135	0.135	0.135	0.135	0.135	0.540	0.530
Book value per share (end of period)	13.48	13.03	13.11	13.14	12.91	13.48	12.91
Tangible book value per common share (end of period) (non-GAAP)	10.50	10.02	10.07	10.08	10.80	10.50	10.80
Stock price (end of period)	10.91	9.11	8.74	10.50	14.15	10.91	14.15

Balance Sheet:
Total assets	$11,382,256	$11,180,555	$11,206,078	$11,522,485	$9,185,836	$11,382,256	$9,185,836
Total loans and leases	9,641,589	9,380,782	9,340,799	9,246,965	7,644,388	9,641,589	7,644,388
Total deposits	8,548,125	8,566,013	8,517,013	8,456,462	6,522,146	8,548,125	6,522,146
Total stockholders’ equity	1,198,644	1,157,871	1,162,308	1,165,066	992,125	1,198,644	992,125

Asset Quality:
Nonperforming assets	$45,324	$51,540	$46,925	$28,962	$15,302	$45,324	$15,302
Nonperforming assets as a percentage of total assets	0.40%	0.46%	0.42%	0.25%	0.17%	0.40%	0.17%
Allowance for loan and lease losses	$117,522	$119,081	$125,817	$120,865	$98,482	$117,522	$98,482
Allowance for loan and lease losses as a percentage of total loans and leases	1.22%	1.27%	1.35%	1.31%	1.29%	1.22%	1.29%
Net loan and lease charge-offs	$7,141	$10,974	$1,097	$451	$310	$19,663	$3,320
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.30%	0.47%	0.05%	0.02%	0.02%	0.21%	0.05%

Capital Ratios:
Stockholders’ equity to total assets	10.53%	10.36%	10.37%	10.11%	10.80%	10.53%	10.80%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.39%	8.16%	8.16%	7.94%	9.20%	8.39%	9.20%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$34,514	$33,506	$44,323	$30,782	$191,767
Short-term investments	98,513	127,495	180,109	455,538	191,192
Total cash and cash equivalents	133,027	161,001	224,432	486,320	382,959
Investment securities available-for-sale	916,601	880,412	910,210	1,067,032	656,766
Total investment securities	916,601	880,412	910,210	1,067,032	656,766
Allowance for investment security losses	(441)	(517)	(433)	(301)	(102)
Net investment securities	916,160	879,895	909,777	1,066,731	656,664
Loans and leases:
Commercial real estate loans	5,764,529	5,669,768	5,670,771	5,610,414	4,404,148
Commercial loans and leases	2,399,668	2,241,375	2,193,027	2,147,149	2,016,499
Consumer loans	1,477,392	1,469,639	1,477,001	1,489,402	1,223,741
Total loans and leases	9,641,589	9,380,782	9,340,799	9,246,965	7,644,388
Allowance for loan and lease losses	(117,522)	(119,081)	(125,817)	(120,865)	(98,482)
Net loans and leases	9,524,067	9,261,701	9,214,982	9,126,100	7,545,906
Restricted equity securities	77,595	65,460	71,421	86,230	71,307
Premises and equipment, net of accumulated depreciation	89,853	90,476	90,685	87,799	71,391
Right-of-use asset operating leases	30,863	31,619	31,774	30,067	19,484
Deferred tax asset	56,952	74,491	77,704	75,028	52,237
Goodwill	241,222	241,222	241,222	241,222	160,427
Identified intangible assets, net of accumulated amortization	24,207	26,172	28,126	30,080	1,781
Other real estate owned and repossessed assets	1,694	299	602	508	408
Other assets	286,616	348,219	315,353	292,400	223,272
Total assets	$11,382,256	$11,180,555	$11,206,078	$11,522,485	$9,185,836
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,678,406	$1,745,137	$1,843,516	$1,899,370	$1,802,518
NOW accounts	661,863	647,476	699,119	757,411	544,118
Savings accounts	1,669,018	1,625,804	1,464,054	1,268,375	762,271
Money market accounts	2,082,810	2,161,359	2,166,570	2,185,971	2,174,952
Certificate of deposit accounts	1,574,855	1,491,844	1,410,905	1,362,970	928,143
Brokered deposit accounts	881,173	894,393	932,849	982,365	310,144
Total deposits	8,548,125	8,566,013	8,517,013	8,456,462	6,522,146
Borrowed funds:
Advances from the FHLBB	1,223,226	899,304	1,043,381	1,458,457	1,237,823
Subordinated debentures and notes	84,188	84,152	84,116	84,080	84,044
Other borrowed funds	69,256	151,612	98,773	87,565	110,785
Total borrowed funds	1,376,670	1,135,068	1,226,270	1,630,102	1,432,652
Operating lease liabilities	31,998	32,807	33,021	31,373	19,484
Mortgagors’ escrow accounts	17,239	12,578	17,207	17,080	5,607
Reserve for unfunded credits	19,767	21,497	22,789	23,112	20,602
Accrued expenses and other liabilities	189,813	254,721	227,470	199,290	193,220
Total liabilities	10,183,612	10,022,684	10,043,770	10,357,419	8,193,711
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, 96,998,075 shares issued, and 85,177,172 shares issued, respectively	970	970	970	970	852
Additional paid-in capital	902,659	901,376	905,084	904,174	736,074
Retained earnings	438,722	427,937	417,328	407,528	412,019
Accumulated other comprehensive income	(52,798)	(81,541)	(66,156)	(52,688)	(61,947)
Treasury stock, at cost;
7,354,399 shares, 7,350,981 shares, 7,734,891 shares, 7,734,891 shares, and 7,731,445 shares, respectively	(90,909)	(90,871)	(94,918)	(94,918)	(94,873)
Total stockholders' equity	1,198,644	1,157,871	1,162,308	1,165,066	992,125
Total liabilities and stockholders' equity	$11,382,256	$11,180,555	$11,206,078	$11,522,485	$9,185,836

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$142,948	$136,561	$132,299	$121,931	$98,386
Debt securities	6,945	6,799	8,034	7,870	3,497
Restricted equity securities	1,333	1,310	1,673	1,255	766
Short-term investments	1,093	2,390	3,351	1,495	754
Total interest and dividend income	152,319	147,060	145,357	132,551	103,403
Interest expense:
Deposits	54,034	49,116	43,147	29,368	14,185
Borrowed funds	14,730	13,874	16,173	17,134	9,188
Total interest expense	68,764	62,990	59,320	46,502	23,373
Net interest income	83,555	84,070	86,037	86,049	80,030
Provision for credit losses on loans	3,851	2,947	5,726	25,344	5,671
(Credit) provision for credit losses on investments	(76)	84	133	198	54
Net interest income after provision for credit losses	79,780	81,039	80,178	60,507	74,305
Non-interest income:
Deposit fees	3,064	3,024	2,866	2,657	2,916
Loan fees	515	639	491	391	446
Loan level derivative income, net	778	376	363	2,373	670
Gain on investment securities, net	—	—	3	1,701	321
Gain on sales of loans and leases	410	225	308	1,638	2,612
Other	3,260	1,244	1,431	4,177	2,091
Total non-interest income	8,027	5,508	5,462	12,937	9,056
Non-interest expense:
Compensation and employee benefits	35,401	33,491	33,438	36,565	29,525
Occupancy	5,127	4,983	4,870	5,223	4,005
Equipment and data processing	7,245	6,766	6,531	6,462	5,758
Professional services	1,442	2,368	1,986	1,430	1,546
FDIC insurance	1,839	2,152	2,609	1,244	1,001
Advertising and marketing	758	1,174	1,382	1,410	1,052
Amortization of identified intangible assets	1,965	1,955	1,954	1,966	120
Merger and acquisition expense	—	—	1,002	6,409	641
Other	5,467	4,790	4,053	4,067	3,577
Total non-interest expense	59,244	57,679	57,825	64,776	47,225
Income before provision for income taxes	28,563	28,868	27,815	8,668	36,136
Provision for income taxes	5,675	6,167	5,965	1,108	6,441
Net income	$22,888	$22,701	$21,850	$7,560	$29,695
Earnings per common share:
Basic	$0.26	$0.26	$0.25	$0.09	$0.39
Diluted	$0.26	$0.26	$0.25	$0.09	$0.39
Weighted average common shares outstanding during the period:
Basic	88,867,159	88,795,270	88,665,135	86,563,641	76,841,655
Diluted	89,035,505	88,971,210	88,926,543	86,837,806	77,065,076
Dividends paid per common share	$0.135	$0.135	$0.135	$0.135	$0.135

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Twelve Months Ended December 31,
	2023	2022
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$533,739	$328,769
Debt securities	29,648	13,079
Restricted equity securities	5,571	1,898
Short-term investments	8,329	1,440
Total interest and dividend income	577,287	345,186
Interest expense:
Deposits	175,665	29,592
Borrowed funds	61,911	15,823
Total interest expense	237,576	45,415
Net interest income	339,711	299,771
Provision for credit losses on loans	37,868	8,525
Provision for credit losses on investments	339	102
Net interest income after provision for credit losses	301,504	291,144
Non-interest income:
Deposit fees	11,611	10,919
Loan fees	2,036	2,208
Loan level derivative income, net	3,890	4,246
Gain on investment securities, net	1,704	321
Gain on sales of loans and leases	2,581	4,136
Other	10,112	6,517
Total non-interest income	31,934	28,347
Non-interest expense:
Compensation and employee benefits	138,895	113,487
Occupancy	20,203	16,002
Equipment and data processing	27,004	20,833
Professional services	7,226	5,060
FDIC insurance	7,844	3,177
Advertising and marketing	4,724	4,980
Amortization of identified intangible assets	7,840	494
Merger and acquisition expense	7,411	2,249
Other	18,377	13,260
Total non-interest expense	239,524	179,542
Income before provision for income taxes	93,914	139,949
Provision for income taxes	18,915	30,205
Net income	$74,999	$109,744
Earnings per common share:
Basic	$0.85	$1.42
Diluted	$0.85	$1.42
Weighted average common shares outstanding during the period:
Basic	88,230,681	77,079,278
Diluted	88,450,646	77,351,834
Dividends paid per common share	$0.540	$0.520

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$19,608	$23,263	$8,737	$4,589	$607
Multi-family mortgage	—	1,318	—	—	—
Construction	—	2,316	3,828	3,883	707
Total commercial real estate loans	19,608	26,897	12,565	8,472	1,314

Commercial	3,886	5,406	16,023	5,495	464
Equipment financing	14,984	13,974	12,809	9,908	9,653
Condominium association	—	—	—	51	58
Total commercial loans and leases	18,870	19,380	28,832	15,454	10,175

Residential mortgage	4,292	4,249	4,343	3,449	2,680
Home equity	860	713	583	1,079	723
Other consumer	—	2	—	—	2
Total consumer loans	5,152	4,964	4,926	4,528	3,405

Total nonaccrual loans and leases	43,630	51,241	46,323	28,454	14,894

Other real estate owned	780	—	—	—	—
Other repossessed assets	914	299	602	508	408
Total nonperforming assets	$45,324	$51,540	$46,925	$28,962	$15,302

Loans and leases past due greater than 90 days and still accruing	$228	$1,175	$490	$726	$33

Nonperforming loans and leases as a percentage of total loans and leases	0.45%	0.55%	0.50%	0.31%	0.19%
Nonperforming assets as a percentage of total assets	0.40%	0.46%	0.42%	0.25%	0.17%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$119,081	$125,817	$120,865	$98,482	$94,169
Charge-offs	(7,722)	(10,978)	(1,690)	(845)	(658)
Recoveries	581	4	593	394	348
Net charge-offs	(7,141)	(10,974)	(1,097)	(451)	(310)
Provision for loan and lease losses excluding unfunded commitments *	5,582	4,238	6,049	22,834	4,623
Allowance for loan and lease losses at end of period	$117,522	$119,081	$125,817	$120,865	$98,482

Allowance for loan and lease losses as a percentage of total loans and leases	1.22%	1.27%	1.35%	1.31%	1.29%

NET CHARGE-OFFS:
Commercial real estate loans	$1,087	$(3)	$(6)	$(6)	$(6)
Commercial loans and leases	6,061	10,958	1,108	457	320
Consumer loans	(7)	19	(5)	—	(4)
Total net charge-offs	$7,141	$10,974	$1,097	$451	$310

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.30%	0.47%	0.05%	0.02%	0.02%

*Provision for loan and lease losses does not include (credit) provision of $(1.7 million), $(1.3 million), $(0.3) million, $2.5 million, and $1.0 million for credit losses on unfunded commitments during the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	December 31, 2023			September 30, 2023			December 31, 2022
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$876,350	$6,986	3.19%	$887,612	$6,840	3.08%	$665,969	$3,497	2.10%
Restricted equity securities (2)	67,567	1,334	7.90%	67,824	1,310	7.73%	52,093	766	5.88%
Short-term investments	85,790	1,093	5.09%	172,483	2,390	5.54%	60,385	754	5.00%
Total investments	1,029,707	9,413	3.66%	1,127,919	10,540	3.74%	778,447	5,017	2.58%
Loans and Leases:
Commercial real estate loans (3)	5,727,930	81,653	5.58%	5,667,373	78,750	5.44%	4,341,929	53,088	4.78%
Commercial loans (3)	969,603	16,296	6.58%	939,492	15,295	6.38%	797,312	10,541	5.18%
Equipment financing (3)	1,347,589	25,211	7.48%	1,280,033	23,331	7.29%	1,200,911	20,816	6.93%
Consumer loans (3)	1,475,580	19,888	5.37%	1,471,985	19,237	5.21%	1,225,056	13,991	4.55%
Total loans and leases	9,520,702	143,048	6.01%	9,358,883	136,613	5.84%	7,565,208	98,436	5.20%
Total interest-earning assets	10,550,409	152,461	5.78%	10,486,802	147,153	5.61%	8,343,655	103,453	4.96%
Non-interest-earning assets	721,532			693,833			513,976
Total assets	$11,271,941			$11,180,635			$8,857,631

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$657,134	1,146	0.69%	$681,929	1,159	0.67%	$583,499	257	0.18%
Savings accounts	1,658,144	10,684	2.56%	1,557,911	8,859	2.26%	787,021	1,155	0.58%
Money market accounts	2,140,225	16,239	3.01%	2,177,528	15,785	2.88%	2,282,217	7,711	1.34%
Certificates of deposit	1,530,772	14,517	3.76%	1,444,269	12,128	3.33%	922,250	2,865	1.23%
Brokered deposit accounts	880,604	11,448	5.16%	882,351	11,185	5.03%	218,188	2,197	3.99%
Total interest-bearing deposits	6,866,879	54,034	3.12%	6,743,988	49,116	2.89%	4,793,175	14,185	1.17%
Borrowings:
Advances from the FHLBB	965,846	11,943	4.84%	954,989	11,706	4.80%	736,652	6,979	3.71%
Subordinated debentures and notes	84,170	1,381	6.56%	84,134	1,378	6.55%	84,025	1,332	6.34%
Other borrowed funds	136,566	1,406	4.09%	117,531	790	2.67%	148,195	877	2.35%
Total borrowings	1,186,582	14,730	4.86%	1,156,654	13,874	4.69%	968,872	9,188	3.71%
Total interest-bearing liabilities	8,053,461	68,764	3.39%	7,900,642	62,990	3.16%	5,762,047	23,373	1.61%
Non-interest-bearing liabilities:
Demand checking accounts	1,723,849			1,794,225			1,843,780
Other non-interest-bearing liabilities	323,855			318,041			269,498
Total liabilities	10,101,165			10,012,908			7,875,325
Stockholders’ equity	1,170,776			1,167,727			982,306
Total liabilities and equity	$11,271,941			$11,180,635			$8,857,631
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		83,697	2.39%		84,163	2.45%		80,080	3.35%
Less adjustment of tax-exempt income		142			93			50
Net interest income		$83,555			$84,070			$80,030
Net interest margin (5)			3.15%			3.18%			3.81%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Twelve Months Ended
	December 31, 2023			December 31, 2022
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$947,782	$29,891	3.15%	$706,580	$13,079	1.85%
Restricted equity securities (2)	72,264	5,572	7.71%	36,813	1,898	5.15%
Short-term investments	158,718	8,329	5.25%	104,288	1,440	1.38%
Total investments	1,178,764	43,792	3.72%	847,681	16,417	1.94%
Loans and Leases:
Commercial real estate loans (3)	5,654,385	307,652	5.37%	4,238,960	172,811	4.02%
Commercial loans (3)	929,077	59,110	6.28%	744,972	34,105	4.52%
Equipment financing (3)	1,277,224	92,112	7.21%	1,148,673	75,767	6.60%
Consumer loans (3)	1,470,677	75,098	5.10%	1,199,804	46,295	3.86%
Total loans and leases	9,331,363	533,972	5.72%	7,332,409	328,978	4.49%
Total interest-earning assets	10,510,127	577,764	5.50%	8,180,090	345,395	4.22%
Non-interest-earning assets	704,244			443,313
Total assets	$11,214,371			$8,623,403

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$720,572	4,275	0.59%	$598,267	853	0.14%
Savings accounts	1,439,293	27,974	1.94%	882,881	2,228	0.25%
Money market accounts	2,205,430	58,153	2.64%	2,387,670	15,392	0.64%
Certificates of deposit	1,428,727	44,122	3.09%	998,580	8,210	0.82%
Brokered deposit accounts	819,419	41,141	5.02%	146,038	2,909	1.99%
Total interest-bearing deposits	6,613,441	175,665	2.66%	5,013,436	29,592	0.59%
Borrowings:
Advances from the FHLBB	1,092,996	52,467	4.73%	340,569	9,355	2.71%
Subordinated debentures and notes	84,116	5,476	6.51%	83,971	5,133	6.11%
Other borrowed funds	124,793	3,968	3.18%	118,383	1,335	1.13%
Total borrowings	1,301,905	61,911	4.69%	542,923	15,823	2.87%
Total interest-bearing liabilities	7,915,346	237,576	3.00%	5,556,359	45,415	0.82%
Non-interest-bearing liabilities:
Demand checking accounts	1,823,759			1,879,620
Other non-interest-bearing liabilities	307,160			203,187
Total liabilities	10,046,265			7,639,166
Stockholders’ equity	1,168,106			984,237
Total liabilities and equity	$11,214,371			$8,623,403
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		340,188	2.50%		299,980	3.40%
Less adjustment of tax-exempt income		477			209
Net interest income		$339,711			$299,771
Net interest margin (5)			3.24%			3.67%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
				At and for the Three Months Ended December 31,		At and for the Twelve Months Ended December 31,
				2023	2022	2023	2022
Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Reported Pretax Income				$28,563	$36,136	$93,914	$139,949
Less:
Security gains				—	321	1,704	321
Add:
Day 1 PCSB CECL provision				—	—	16,744	—
Merger and acquisition expenses				—	641	7,411	2,249
Operating Pretax income				$28,563	$36,456	$116,365	$141,877
Effective tax rate				19.9%	17.8%	20.1%	21.6%
Provision for income tax				5,675	6,498	23,437	30,622
Operating earnings				$22,888	$29,958	$92,928	$111,255

Operating earnings per common share:
Basic				$0.26	$0.39	$1.05	$1.44
Diluted				$0.26	$0.39	$1.05	$1.44

Weighted average common shares outstanding during the period:
Basic				88,867,159	76,841,655	88,230,681	77,079,278
Diluted				89,035,505	77,065,076	88,450,646	77,351,834

Return on average assets *				0.81%	1.34%	0.67%	1.27%
Less:
Security gains (after-tax) *				—%	0.01%	0.01%	—%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	—%	0.12%	—%
Merger and acquisition expenses (after-tax) *				—%	0.02%	0.05%	0.02%
Operating return on average assets *				0.81%	1.35%	0.83%	1.29%

Return on average tangible assets *				0.83%	1.37%	0.69%	1.30%
Less:
Security gains (after-tax) *				—%	0.01%	0.01%	—%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	—%	0.12%	—%
Merger and acquisition expenses (after-tax) *				—%	0.02%	0.05%	0.02%
Operating return on average tangible assets *				0.83%	1.38%	0.85%	1.32%

Return on average stockholders' equity *				7.82%	12.09%	6.42%	11.15%
Less:
Security gains (after-tax) *				—%	0.11%	0.12%	0.03%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	—%	1.14%	—%
Merger and acquisition expenses (after-tax) *				—%	0.21%	0.51%	0.18%
Operating return on average stockholders' equity *				7.82%	12.19%	7.95%	11.30%

Return on average tangible stockholders' equity *				10.12%	14.48%	8.36%	13.35%
Less:
Security gains (after-tax) *				—%	0.13%	0.15%	0.03%
Add:
Day 1 PCSB CECL provision (after-tax) *				—%	—%	1.49%	—%
Merger and acquisition expenses (after-tax) *				—%	0.26%	0.66%	0.21%
Operating return on average tangible stockholders' equity *				10.12%	14.61%	10.36%	13.53%
* Ratios at and for the three months ended are annualized.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
	At and for the Three Months Ended					At and for the Twelve Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(Dollars in Thousands)

Net income, as reported	$22,888	$22,701	$21,850	$7,560	$29,695	$74,999	$109,744

Average total assets	$11,271,941	$11,180,635	$11,272,672	$11,131,087	$8,857,631	$11,214,371	$8,623,403
Less: Average goodwill and average identified intangible assets, net	266,225	268,199	270,147	278,135	162,266	270,637	162,447
Average tangible assets	$11,005,716	$10,912,436	$11,002,525	$10,852,952	$8,695,365	$10,943,734	$8,460,956

Return on average tangible assets (annualized)	0.83%	0.83%	0.79%	0.28%	1.37%	0.69%	1.30%

Average total stockholders’ equity	$1,170,776	$1,167,727	$1,174,167	$1,159,635	$982,306	$1,168,106	$984,237
Less: Average goodwill and average identified intangible assets, net	266,225	268,199	270,147	278,135	162,266	270,637	162,447
Average tangible stockholders’ equity	$904,551	$899,528	$904,020	$881,500	$820,040	$897,469	$821,790

Return on average tangible stockholders’ equity (annualized)	10.12%	10.09%	9.67%	3.43%	14.48%	8.36%	13.35%

Total stockholders’ equity	$1,198,644	$1,157,871	$1,162,308	$1,165,066	$992,125	$1,198,644	$992,125
Less:
Goodwill	241,222	241,222	241,222	241,222	160,427	241,222	160,427
Identified intangible assets, net	24,207	26,172	28,126	30,080	1,781	24,207	1,781
Tangible stockholders' equity	$933,215	$890,477	$892,960	$893,764	$829,917	$933,215	$829,917

Total assets	$11,382,256	$11,180,555	$11,206,078	$11,522,485	$9,185,836	$11,382,256	$9,185,836
Less:
Goodwill	241,222	241,222	241,222	241,222	160,427	241,222	160,427
Identified intangible assets, net	24,207	26,172	28,126	30,080	1,781	24,207	1,781
Tangible assets	$11,116,827	$10,913,161	$10,936,730	$11,251,183	$9,023,628	$11,116,827	$9,023,628

Tangible stockholders’ equity to tangible assets	8.39%	8.16%	8.16%	7.94%	9.20%	8.39%	9.20%

Tangible stockholders' equity	$933,215	$890,477	$892,960	$893,764	$829,917	$933,215	$829,917

Number of common shares issued	96,998,075	96,998,075	96,998,075	96,998,075	85,177,172	96,998,075	85,177,172
Less:
Treasury shares	7,354,399	7,350,981	7,734,891	7,734,891	7,731,445	7,354,399	7,731,445
Unvested restricted shares	749,099	780,859	598,049	598,049	601,495	749,099	601,495
Number of common shares outstanding	88,894,577	88,866,235	88,665,135	88,665,135	76,844,232	88,894,577	76,844,232

Tangible book value per common share	$10.50	$10.02	$10.07	$10.08	$10.80	$10.50	$10.80

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